Related party transactions and party in interest transactions	12 Months Ended
Dec. 31, 2025
EBP 010
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related party transactions and party in interest transactions	Related party transactions and party in interest transactions
The Plan participants invest in shares of the Company’s stock through the Teleflex Incorporated common stock fund. The common stock fund held 176,658 and 187,903 shares of the Teleflex Incorporated common stock representing 3% and 5% of Plan assets as of December 31, 2025 and 2024, respectively. These transactions, in addition to participant loan receivables, qualify as party-in-interest transactions and are exempt from the prohibited transaction rules.
Certain administrative functions of the Plan are performed by officers or employees of the Company. No such officer or employee received compensation from the Plan.